UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024

PROFESSIONAL DIVERSITY NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35824	80-0900177
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 E. Monroe Street, Suite 2120, Chicago, Illinois 60603
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 614-0950

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	IPDN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on May 21, 2024, Professional Diversity Network, Inc. (the “Company”) received a letter from The Nasdaq Stock Market (“Nasdaq”) notifying the Company that it was not in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1), because it reported stockholders’ equity of less than $2.5 million in its Quarterly Report on Form 10-Q for the period ended March 31, 2024, and it did not meet the alternative tests for market value of listed securities or net income from continuing operations. In accordance with the letter, within 45 days of receipt of the letter, the Company submitted a plan to regain compliance with the minimum stockholders’ equity standard. Based on the Nasdaq staff’s review of the Company’s plan, Nasdaq granted the Company an extension of 180 calendar days from the date of the original notification letter to regain compliance.

On November 21, 2024, the Company received a letter from Nasdaq informing the Company that, based on the Company’s Current Report on Form 8-K filed November 20, 2024, the Nasdaq Staff has determined that the Company complies with Nasdaq Listing Rule 5550(b)(1). The Company understands that if it fails to evidence continued compliance as of its next periodic report filed with the Securities and Exchange Commission (i.e., its Annual Report on Form 10-K for the fiscal year ending December 31, 2024), the Company may be subject to delisting, in which event Nasdaq Staff would provide written notification to the Company, which may then appeal the determination to a listing panel.

See the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 1, 2024, regarding a notification of noncompliance with the minimum bid price requirement of Nasdaq Listing Rule 5550(a)(2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Professional Diversity Network, Inc.

Date: November 22, 2024	/s/ Adam He
Adam He, Chief Executive Officer